

Lakeland Industries, Inc.
Planet MicroCap Showcase

Nasdaq: LAKE

May 1, 2024

Safe Harbor & Non-GAAP Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA excluding FX, and Adjusted EBITDA excluding FX margins, gross margins excluding inventory adjustments, and operating income excluding inventory adjustments, foreign exchange, severance and acquisition expenses. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of high-quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (LTM as of 01/31/24)	$124.7 million
Market Cap. (04/29/2024)	~$127 million
Cash (01/31/2024)	~$25.2 million
Debt (01/31/2024)	~$1.0 million
Employees	~1,900
Locations	18 in 14 countries
Distribution	~2,000 distributors in 78 countries

FY25 Guidance*

- **FY25 Revenue in the range of $140 million to $150 million. (Note: This expectation** includes the Jolly Scarpe and Pacific Helmets acquisitions but does not include the LHD fire services business, which we expect to close in late May 2024.)
- **FY25 Adjusted EBITDA excluding FX in the range of $16.8 million to $18.5 million**

Lakeland Revenue (Fiscal 2024)

Note: Lakeland's fiscal year end is January 31

GEOGRAPHY



44%
11%
13%
13%
11%
8%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

PRODUCT LINE



40%
21%
17%
17%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

* Note: Excluding revenue, the Company does not provide guidance on a GAAP basis as certain items that impact Adjusted EBITDA, such as equity compensation, foreign exchange gains or losses, acquisition expenses and employee separation expenses, which may be significant, are outside the Company's control and/or cannot be reasonably predicted.

FQ4 and Fiscal Year Key Takeaways

- ✓ Fiscal fourth quarter results included continued revenue growth in key geographic markets and product lines, including 18% growth in fire service in Q4 and 80% for FY24.
- ✓ Q4 Adjusted EBITDA excluding FX up 85% vs. Q4 FY23. Full-year FY24 Adjusted EBITDA excluding FX up 47%.
- ✓ Subsequent to quarter end, completed acquisition of Jolly Scarpe and announced agreement to acquire LHD fire and rescue business, enhancing Lakeland's fire service offering.
- ✓ Lakeland achieved Fiscal Year profitability margins in line with the Company's three-to-five-year targets, including gross margin of 41.1%. (43.2% full-year GM% excluding inventory adjustment).
- ✓ Strong growth in North America, Latin America, and Europe helps and in strategic, higher-value products, including fire services.



Mission-Critical Product Portfolio

Industrial

Products

- Chemical Suits
- PPE / Disposable Coveralls
- FR/AR Performance Wear
- High Visibility
- Jolly and Cosmas brand of safety boots

Applications

- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Fire

Products

- NFPA-certified Fire Turnout Gear
- CE-certified Fire Turnout Gear
- Pacific brand of safety helmets
- Jolly brand of fire boots
- Particulate Blocking Hoods
- Fire Gloves

Applications

- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue


C. COX

Lakeland's Mission is to protect the world's workers, first responders and communities by providing quality protective solutions for the most critical situations.

Large Markets with Strong Tailwinds

Key Market Dynamics

INCREASING RELEVANCE OF SAFETY AND PPE

- Increased development and enforcement of safety and environmental standards globally
- Global acceptance of PPE increasing in wake of COVID-19 pandemic
- Lakeland products available in 78 countries

GROWING DEMAND FROM END-USER INDUSTRIES

- Global movement to increase focus on worker health and safety
- Further industrialization is leading to more complex processes and hazardous environments requiring additional protective solutions

ONGOING AND FUTURE TECHNOLOGICAL ADVANCEMENTS

- Continued advancements in non-woven fabrics (e.g., nanofibers) with improved properties and attributes
- "Smart PPE/Connected Worker" growth projected to be $1.9 billion from 2020 to 2024[1]
- Recent strategic investment to enter Connected Worker Market

~$6 Billion Total Addressable Market with a Mid-to-High-Single-Digit Growth Rate[2]



Sources:
1) IOSH Magazine, "Power Dressing for Smart PPE"
2) Allied Market Research, The Insight Partners, and Management Estimates

Lakeland's Competitive Advantages

1. Owned, global manufacturing base
2. Focused, Yet Diversified Product Portfolio
3. Scalable, asset light business model
4. Geographically Diverse Sales Platform
5. Well-Capitalized and Healthy Balance Sheet

1 Provides us with the ability to rapidly scale up production to meet emergency demand, shift production between locations to navigate the geopolitical landscape, and to maintain the highest levels of quality

2 We are one of only a few companies that are entirely focused on safety solutions, targeting mission-critical applications, while simultaneously offering our customers a diverse portfolio of products for each end user's applications

3 Excellent free cash-flow dynamics driven by a high degree of operating leverage and low capital requirements

4 Attractive opportunities for our strategic products in key, diverse markets – the addition of Jolly, Pacific Helmet, LHD and Eagle's fire services products into our global sales channels provides us with immediate sales opportunities in markets outside of North America

5 Available cash and credit facilities enable us to strategically pursue new organic and inorganic growth opportunities to increase shareholder value and further differentiate ourselves from competitors

Fire Segment is Compelling for Lakeland

Top Ten Reasons Fire is Compelling

1. Fragmented global fire market only one player with greater than 10 percent market share
2. High-margin businesses with relatively low purchase price multiples for "Small, Strategic & Quick (SSQ) acquisitions.
3. Compelling global cross-selling opportunities- M&A strategy created "1+1=3" with head-to-toe product offerings: Helmet, Turnout Gear (both heavy and light duty options) and Boots.
4. Strong brand recognition of acquired companies adds to a recognizable product portfolio.
5. Early to mid-term synergies with acquired companies with in-house manufacturing.
6. Inventory is simpler to manage: Build to fill orders with little to no finished goods.
7. Generally working capital efficient with purchase terms often requiring deposits.
8. Less subject to economic cycles: Municipal budgets require annual spending and replenishment.
9. Strong brand recognition of acquired companies adds to a recognizable product portfolio.
10. Services business creates sticky customers with recurring revenue models, and the services model can be expanded geographically


LAKELAND

Why Invest in Lakeland?

- ✓Positioned for sustainable growth, driven by a focus on organic and inorganic opportunities
- ✓Significant upside in growing global fire market, as well as other higher value-added products and segments
- ✓Strategic competitive and manufacturing advantages
- ✓Healthy M&A pipeline supported by strong balance sheet
- ✓Recession-resistant core business
- ✓Positive exposure to “black swan” events






Lakeland®

Protect Your People

Appendix

Lakeland Revenue Mix – Historical and Pro Forma with Acquisitions

Lakeland Organic FY23 | Lakeland Organic FY24 | Lakeland Organic with Pacific Helmets, Jolly Scarpe and LHD Group (Pro Forma)



GEOGRAPHY
44%
22%
7%
10%
11%
6%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign
44%
11%
13%
13%
11%
8%
32%
10%
23%
10%
8%
17%
PRODUCT LINE
49%
13%
20%
13%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility
40%
21%
17%
17%
5%
29%
42%
12%
13%
4%

Jolly Scarpe Acquisition[1] Expands Lakeland's Fire Service Portfolio

Company Background and Product Portfolio

Headquarters	• Montebelluna, Italy
Product Focus	• Fire, police, industrial, and military boots
Markets	• **Europe** (98% of FY23 revenues) • **Other** (2% of FY23 revenues)
Distribution	• Designed in Italy • Manufactured in company-operated facility in Romania • Boots sold to distributor and direct to end-user in 40+ countries

Acquisition Highlights

- Premium product line with a global reputation for quality and design
- Highly innovative and R&D driven organization
- Completes Lakeland's "head-to-toe" fire product offering
- Attractive cross-selling opportunities globally





1) Acquisition closed on February 5, 2024

Pacific Helmets Acquisition[1] Enhances Lakeland's Fire Service Offering

Company Background and Product Portfolio

Headquarters	• Whanganui, New Zealand
Product Focus	• Fire and emergency services helmets
Markets	• **Oceania** (60% of FY23 revenues) • **North America** (21% of FY23 revenues) • **Other** (19% of FY23 revenues)
Distribution	• Design, manufacture, and assembly process is completed on site in Whanganui • Helmets sold through distribution in 40+ countries

Acquisition Highlights

- Premium product line with a global reputation for safety and design
- Highly innovative and R&D driven organization
- Complements existing Lakeland turnout gear offering
- Attractive cross-selling opportunities globally, especially in the U.S.







1) Acquisition closed on November 30, 2023

Eagle Technical Products Acquisition[1] Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Company Background and Product Portfolio

Headquarters	• Stockport, UK
Product Focus	• Firefighter Suits & Apparel (65% of FY22 revenues) • Industrial FR Apparel (35% of FY22 revenues)
Markets	• Europe, Africa, and Middle East
Distribution	• Utilizes UK-based, in-house design and manufacturing to prototype to customer specifications then leverages third-party manufacturing in Europe

Acquisition Highlights

- Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing
- Focus on product innovations and R&D expertise to compete and take market share
- Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts
- Asset-light value chain provides potential in sourcing synergy opportunities as well as access to new suppliers
- Bolsters Lakeland's sales presence and activities in EMEA and South America


eagle FR
32%
LIGHTER
THAN LEADING
ASSEMBLIES


eagle FR
FALCON
BLACK
FIRE SUIT

1) Acquisition closed on December 2, 2022

Fiscal 2024 Fourth Quarter Financial Highlights

Net Sales



$29.0
$31.2
FY'23
FY'24

- Net sales increased $2.2 million, or 7.8%
- Sales of fire service products increased $1.0 million, or 18%, supporting strategic focus on higher value product categories

Gross Margin



37.5%
35.9%
44.6%
FY'23
FY'24
FY'24 Adjusted

- Gross margin impacted by adjustment for inventory write-off partially offset by improved sales mix
- Excluding inventory adj., gross margin % would have been 44.6%

Diluted EPS



0.02
-0.13
FY'23
FY'24

- Net income decreased by $1.2 million to $2.6 million, due primarily to onetime inventory adjustment and foreign exchange losses
- Resulted in EPS loss of ($0.13) vs. $0.02 prior year

Adjusted EBITDA & Adjusted EBITDA Margin



$1,851
$1,770
$3,430
6.4%
5.7%
11.0%
FY'23
FY'24
FY'24 Adjusted

- Adjusted EBITDA benefited from product mix and sales increases in our higher value product lines
- Partially offset by the impact of currency fluctuations on Operating Expenses

Fiscal 2024 Fourth Quarter and Full Year Financial Summary

	THREE MONTHS ENDED JANUARY 31,			TWELVE MONTHS ENDED JANUARY 31,		
	2024	2023	Variance	2024	2023	Variance
Net sales	$31,239	$28,997	7.73%	$124,688	$112,846	10.49%
Gross Margin	35.87%	37.46%	-159bps	41.06%	40.63%	43bps
Adjusted EBITDA	$1,770	$1,851	10.80%	$11,977	$9,643	10.80%
Adjusted EBITDA Margin	5.67%	6.38%	-71bps	9.61%	8.55%	106bps
EPS	-$0.13	$0.02	-$0.16	$0.73	$0.25	$0.48

($000's Except Share Information)

Non-GAAP Reconciliation – Q4 and Full Year

	THREE MONTHS ENDED JANUARY 31,		TWELVE MONTHS ENDED JANUARY 31,	
	2024	2023	2024	2023
Net Income to EBITDA				
Net income (loss)	-$976	$184	$5,426	$1,873
Interest	$30	$11	$52	$37
Taxes	$1,253	-$12	$3,930	$3,598
Depreciation and amortization	$592	$417	$2,291	$1,505
EBITDA	$899	$600	$11,700	$7,012
EBITDA to Adjusted EBITDA (excluding non-cash expenses)				
EBITDA	$899	$600	$11,700	$7,012
Equity compensation	$143	$350	$890	$1,491
Other income (expense)	-$3,602	-$107	-$3,416	$33
Inventory	$2,719	$0	$2,719	$0
Eagle revaluation of earnout consideration	$151	$0	-$2,538	$0
Acquisition Expenses	$512	$589	$529	$589
Employee separation expense	$581	$0	$1,349	$0
Monterrey	$368	$140	$743	$240
Restructuring	$0	$278	$0	$278
Adjusted EBITDA	$1,770	$1,851	$11,977	$9,643

($000's Except Share Information)

Non-GAAP Reconciliation– Q4 and Full Year

	THREE MONTHS ENDED JANUARY 31,		TWELVE MONTHS ENDED JANUARY 31,	
	2024	2023	2024	2023
Gross Margin excluding inventory adjustment:				
Gross Profit	11,205	10,862	51,192	45,849
Inventory adjustment	2,712		2,712	
Divided by net sales	$31,239	$28,997	$124,688	$112,847
Gross Margin excluding inventory adjustment	44.6%	37.5%	43.2%	40.6%
Adjusted EBITDA Margin:				
Adjusted EBITDA	$1,770	$1,851	$11,977	$9,643
Divided by net sales	$31,239	$28,997	$124,688	$112,846
Adjusted EBITDA Margin	5.67%	6.38%	9.61%	8.55%
Adjusted EBITDA excluding FX:				
Adjusted EBITDA	$1,770	$1,851	$11,977	$9,644
Currency Fluctuation	$1,660	$93	$3,739	$1,084
Adjusted EBITDA excluding FX	$3,430	$1,944	$15,716	$10,728
Adjusted EBITDA Margin excluding FX				
Adjusted EBITDA excluding margin	$3,430	$1,944	$15,716	$10,728
Divided by net sales	$31,239	$28,997	$124,688	$112,847
Adjusted EBITDA Margin excluding FX	11.0%	6.7%	12.6%	9.5%

($000's Except Share Information)